DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
NOTE 19:-     DERIVATIVE INSTRUMENTS

The Group enters into hedge transactions with a major financial institution, using derivative instruments, primarily forward contracts and options to purchase and sell foreign currencies, in order to reduce the net currency exposure associated with anticipated expenses (primarily salaries and rent expenses) in currencies other than the dollar. The Group currently hedges such future exposures for a maximum period of one year. However, the Group may choose not to hedge certain foreign currency exchange exposures for a variety of reasons, including but not limited to immateriality, accounting considerations and the prohibitive economic cost of hedging particular exposures. There can be no assurance the hedges will offset more than a portion of the financial impact resulting from movements in foreign currency exchange rates.

The Group records all derivatives in the consolidated balance sheet at fair value. The effective portions of cash flow hedges are recorded in other comprehensive income until the hedged item is recognized in earnings. The ineffective portions of cash flow hedges are adjusted to fair value through earnings in financial income or expense.

The Group had a net deferred gain (loss) associated with cash flow hedges of $  1,303 recorded in other comprehensive income as of December 31, 2012. As of December 31, 2013, there was no deferred gain associated with cash flow hedges recorded in other comprehensive income.

The Group entered into forward and options contracts that did not meet the requirement for hedge accounting. The Group measured the fair value of the contracts in accordance with ASC 820, at Level 2. The net gains (losses) recognized in "financial and other expenses, net" during the years ended December 31, 2011, 2012 and 2013 were $  187, $  452 and $ (191), respectively.

As of December 31, 2012, the Group had outstanding forward and options collar (cylinder) contracts in the amount of $  33,600 which were designated as salary hedging contracts. As of December 31, 2013, the Group had no outstanding forward and options collar (cylinder) contracts.

The fair value of the Group's outstanding derivative instruments and the effect of derivative instruments in cash flow hedging relationship on other comprehensive income for the years ended December 31, 2012 and 2013, are summarized below:

Foreign exchange forward and		December 31,
options contracts	Balance sheet	2012	2013

Fair value of foreign exchange forward and options collar (cylinder) contracts	"Other receivables and prepaid expenses"	$1,303	$-

Gains (losses) recognized in OCI (effective portion)	"Other comprehensive income"	$1,543	$(1,303)

The effect of derivative instruments in cash flow hedging relationship on income for the years ended December 31, 2012 and 2013 is summarized below:

Foreign exchange forward and	Statements of	Year ended December 31,
options contracts	operations	2012	2013

Gain on derivatives recognized in OCI	"Operating expenses"	$1,211	$1,292

Loss (gain) recognized in income on derivatives (effective portion)	"Operating expenses"	$332	$(2,595)